Exhibit 99.1

Trupanion Reports First Quarter 2021 Results

SEATTLE, WA. April 29, 2021-- Trupanion, Inc. (Nasdaq: TRUP), the leading provider of medical insurance for cats and dogs, today announced financial results for the first quarter ended March 31, 2021.

“2021 is off to a flying start, with revenues up 39% year-over-year, led by growth in subscription pets,” said Darryl Rawlings, founder and chief executive officer of Trupanion. “We’re well positioned in a large, underpenetrated market and have the capital to continue to grow at these accelerated rates.”

First Quarter 2021 Financial and Business Highlights

•Total revenue was $154.7 million, an increase of 39% compared to the first quarter of 2020.
•Total enrolled pets (including pets from our other business segment) was 943,854 at March 31, 2021, an increase of 37% over the first quarter of 2020.
•Subscription business revenue was $113.3 million, an increase of 27% compared to the first quarter of 2020.
•Subscription enrolled pets was 609,835 at March 31, 2021, an increase of 20% over the first quarter of 2020.
•Net loss was $(12.4) million, or $(0.31) per basic and diluted share, which is inclusive of stock-based compensation expense of $8.4 million, or $0.21 per share. The amount of stock-based compensation recognized largely reflects the timing and vesting of annual performance grants, including Q1 grants for the Company's strong 2020 performance. Of the $8.4 million, $4.3 million related to a one-time 2020 performance grant, shared with the entire team, which was fully recognized during the quarter. This is compared to a net loss of $(1.1) million, or $(0.03) per basic and diluted share, in the first quarter of 2020.
•Adjusted EBITDA was $(1.1) million, compared to adjusted EBITDA of $2.0 million in the first quarter of 2020.
•Operating cash flow was $(1.7) million and free cash flow was $(4.6) million in the first quarter of 2021. This compared to operating cash flow of $2.9 million and free cash flow of $1.4 million in the first quarter of 2020.

Revenue by Quarter
Conference Call
Trupanion’s management will host a conference call today to review its first quarter 2021 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13718006.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States and Canada. For over two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. For more information, please visit trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to continue to grow its enrollments and revenue, implement its alliance with Aflac and otherwise execute its business plan. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the ability to keep growing our membership base and revenue; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to retain existing Territory Partners and increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; the ability to maintain the security of our data; fluctuations in the Canadian currency exchange rate; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; our ability to implement and maintain effective controls, including over financial reporting; the ability to protect and enforce Trupanion’s intellectual property rights; the ability to successfully implement our alliance with Aflac; the ability to continue key contractual relationships with third parties; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website; and our ability to retain key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2020 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and depreciation and amortization expense allows for more meaningful comparisons between its operating results from period to period. Trupanion offsets sales and marketing expense with sign-up fee revenue in the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s sales and marketing expenses. Trupanion believes this allows it to calculate and present financial measures in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc. Consolidated Statements of Operations (in thousands, except share data)
	Three Months Ended March 31,
	2021	2020
	(unaudited)
Revenue:
Subscription business	$113,292	$89,484
Other business	41,393	21,817
Total revenue	154,685	111,301
Cost of revenue:
Subscription business(1)	95,537	73,422
Other business	38,048	20,027
Total cost of revenue(2)	133,585	93,449
Operating expenses:
Technology and development(1)	3,731	2,120
General and administrative(1)	7,216	4,860
Sales and marketing(1)	19,704	10,442
Depreciation and amortization(3)	3,093	1,381
Total operating expenses	33,744	18,803
Gain (loss) from investment in joint venture	(85)	(59)
Operating income (loss)	(12,729)	(1,010)
Interest expense	(2)	379
Other income, net	(62)	(282)
Gain (loss) before income taxes	(12,665)	(1,107)
Income tax expense (benefit)	(217)	26
Net income (loss)	$(12,448)	$(1,133)

Net income (loss) per share:
Basic and diluted	$(0.31)	$(0.03)
Weighted average shares of common stock outstanding:
Basic and diluted	39,700,454	35,007,052

(1)Includes stock-based compensation expense as follows:	Three Months Ended March 31,

	2021	2020
Cost of revenue	$3,234	$268
Technology and development	664	100
General and administrative	1,819	729
Sales and marketing	2,731	556
Total stock-based compensation expense	$8,448	$1,653

(2)The breakout of cost of revenue between veterinary invoice expense and other cost of revenue is as follows:
	Three Months Ended March 31,
	2021	2020
Veterinary invoice expense	$109,870	$79,640
Other cost of revenue	23,715	13,809
Total cost of revenue	$133,585	$93,449

(3)Depreciation and amortization expenses have been reclassified as a separate line item and prior period amounts have been reclassified from their original presentation to conform to the current period presentation. The Company has elected to present depreciation and amortization expenses as a separate line to better align with management's view of the Company's operating results.

Trupanion, Inc. Consolidated Balance Sheets (in thousands, except share data)
	March 31, 2021	December 31, 2020
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$133,126	$139,878
Short-term investments	91,331	89,862
Accounts and other receivables	117,884	99,065
Prepaid expenses and other assets	9,664	8,222
Total current assets	352,005	337,027
Restricted cash	6,321	6,319
Long-term investments, at fair value	5,808	5,566
Property and equipment, net	73,664	72,602
Intangible assets, net	26,105	27,134
Other long-term assets	16,468	16,557
Goodwill	33,327	33,045
Total assets	$513,698	$498,250
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,262	$6,059
Accrued liabilities and other current liabilities	23,365	22,864
Reserve for veterinary invoices	30,135	28,929
Deferred revenue	110,912	92,547
Total current liabilities	169,674	150,399
Deferred tax liabilities	4,477	4,705
Other liabilities	3,470	3,207
Total liabilities	177,621	158,311
Stockholders’ equity:
Common stock: $0.00001 par value per share, 100,000,000 shares authorized; 40,989,571 and 40,056,406 issued and outstanding at March 31, 2021; 40,383,972 and 39,450,807 shares issued and outstanding at December 31, 2020	—	—
Preferred stock: $0.00001 par value per share, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Additional paid-in capital	446,975	439,007
Accumulated other comprehensive loss	3,689	3,071
Accumulated deficit	(103,808)	(91,360)
Treasury stock, at cost: 933,165 shares at March 31, 2021 and 933,165 shares at December 31, 2020	(10,779)	(10,779)
Total stockholders’ equity	336,077	339,939
Total liabilities and stockholders’ equity	$513,698	$498,250

Trupanion, Inc. Consolidated Statements of Cash Flows (in thousands)
	Three Months Ended March 31,
	2021	2020
	(unaudited)
Operating activities
Net loss	$(12,448)	$(1,133)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	3,093	1,381
Stock-based compensation expense	8,448	1,653
Other, net	(230)	73
Changes in operating assets and liabilities:
Accounts and other receivables	(18,805)	(11,697)
Prepaid expenses and other assets	(1,331)	(195)
Accounts payable, accrued liabilities, and other liabilities	35	1,322
Reserve for veterinary invoices	1,179	1,825
Deferred revenue	18,324	9,695
Net cash (used in) provided by operating activities	(1,735)	2,924
Investing activities
Purchases of investment securities	(12,157)	(11,579)
Maturities of investment securities	10,478	5,100
Purchases of property, equipment and intangible assets	(2,883)	(1,496)
Other	(40)	9
Net cash used in investing activities	(4,602)	(7,966)
Financing activities
Proceeds from exercise of stock options	1,238	559
Shares withheld to satisfy tax withholding	(1,881)	(321)
Borrowings from line of credit, net of financing fees	—	3,744
Other financing	—	(78)
Net cash (used in) provided by financing activities	(643)	3,904
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	230	(809)
Net change in cash, cash equivalents, and restricted cash	(6,750)	(1,947)
Cash, cash equivalents, and restricted cash at beginning of period	146,197	30,568
Cash, cash equivalents, and restricted cash at end of period	$139,447	$28,621

The following table sets forth our key operating metrics:

	Three Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019
Total Business:
Total pets enrolled (at period end)	943,854	862,928	804,251	744,727	687,435	646,728	613,694	577,686
Subscription Business:
Total subscription pets enrolled (at period end)	609,835	577,957	552,909	529,400	508,480	494,026	479,427	461,314
Monthly average revenue per pet	$62.97	$62.03	$60.87	$59.40	$58.96	$58.58	$58.12	$57.11
Lifetime value of a pet, including fixed expenses	$684	$653	$615	$597	$535	$523	$511	$482
Average pet acquisition cost (PAC)	$279	$272	$261	$199	$247	$222	$208	$213
Average monthly retention	98.73%	98.71%	98.69%	98.66%	98.59%	98.58%	98.59%	98.57%

The following table reflects the reconciliation of cash provided by operating activities to free cash flow (in thousands):

	Three Months Ended March 31,
	2021	2020
Net cash (used in) provided by operating activities	$(1,735)	$2,924
Purchases of property and equipment	(2,883)	(1,496)
Free cash flow	$(4,618)	$1,428

The following table reflects the reconciliation between GAAP and non-GAAP measures (in thousands except percentages):
	Three Months Ended March 31,
	2021	2020
Veterinary invoice expense	$109,870	$79,640
Excluding:
Stock-based compensation expense	(2,299)	(178)
Other business cost of paying veterinary invoices	(26,144)	(14,452)
Subscription cost of paying veterinary invoices	$81,427	$65,010
% of subscription revenue	71.9%	72.6%

Other cost of revenue	$23,715	$13,809
Excluding:
Stock-based compensation expense	(935)	(90)
Other business variable expenses	(11,904)	(5,575)
Subscription variable expenses	$10,876	$8,144
% of subscription revenue	9.6%	9.1%

Technology and development expense	$3,731	$2,120
General and administrative expense	7,216	4,860
Excluding:
Stock-based compensation expense	(2,483)	(829)
Development expenses[1]	(821)	—
Business combination transaction costs[2]	(82)	—
Fixed expenses	$7,561	$6,151
% of total revenue	4.9%	5.5%

Sales and marketing expense	$19,704	$10,442
Excluding:
Stock-based compensation expense	(2,731)	(556)
Other business acquisition cost	(171)	(163)
Subscription acquisition cost	$16,802	$9,723
% of subscription revenue	14.8%	10.9%

Technology and development	$3,731	$2,120
Excluding:
Stock-based compensation expense	(664)	(100)
Technology expenses	(2,246)	(2,020)
Development expenses[1]	$821	$—
% of total revenue	0.5%	—%

1As we enter the next phase of our growth, we expect to invest in initiatives that are pre-revenue, including adding new products and international expansion. These development expenses are costs related to product exploration and development that are pre-revenue and historically have been insignificant. We view these activities as uses of our adjusted operating income separate from pet acquisition spend.

[2]These one-time expenses related to our acquisition of a software business, primarily related to legal and transaction costs incurred.

The following table reflects the reconciliation of acquisition cost and net acquisition cost to sales and marketing expense (in thousands):

	Three Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019
Sales and marketing expenses	$19,704	$14,809	$13,344	$9,242	$10,442	$9,212	$9,255	$8,757
Excluding:
Stock-based compensation expense	(2,731)	(801)	(741)	(675)	(556)	(547)	(577)	(567)
Acquisition cost	16,973	14,008	12,603	8,567	9,886	8,665	8,678	8,190
Net of:
Sign-up fee revenue	(1,264)	(919)	(827)	(781)	(765)	(730)	(790)	(734)
Other business segment sales and marketing expense	(171)	(201)	(265)	(191)	(163)	(152)	(94)	(38)
Net acquisition cost	$15,538	$12,888	$11,511	$7,595	$8,958	$7,783	$7,794	$7,418

The following table reflects the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Three Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019
Net (loss) income	$(12,448)	$(3,502)	$(2,558)	$1,353	$(1,133)	$636	$782	$(1,931)
Excluding:
Stock-based compensation expense	8,448	2,602	2,430	2,227	1,653	1,771	1,845	1,873
Depreciation and amortization expense	3,093	2,301	1,666	1,723	1,381	1,274	1,181	1,564
Interest income	(88)	(83)	(74)	(134)	(337)	(516)	(411)	(412)
Interest expense	(2)	337	324	341	379	375	340	317
Other non-operating expenses	—	1	2	44	52	(22)	122	101
Income tax (benefit) expense	(217)	44	26	17	26	157	18	(46)
Business combination transaction costs	82	522	—	—	—	—	—	—
Gain from equity method investment	—	—	—	(117)	—	—	—	(125)
Adjusted EBITDA	$(1,132)	$2,222	$1,816	$5,454	$2,021	$3,675	$3,877	$1,341

Contacts:

Investors:
Laura Bainbridge, Vice President, Corporate Communications
206.607.1929
InvestorRelations@trupanion.com